UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2013

Item 1. Report to Stockholders.

Global Equity Fund

ANNUAL REPORT

For the Year Ended

June 30, 2013

Table of Contents

A Message to Our Shareholders	2

Portfolio Holdings By Country	11

Expense Example	11

Performance Chart and Analysis	14

Schedule of Investments	16

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	37

Trustees and Executive Officers	38

Additional Information	41

Privacy Notice	43

Portfolio 21 Global Equity Fund

Dear Shareowners, Friends, and Clients,

We are pleased to report strong investment returns for the Portfolio 21 Global Equity Fund and excellent environmental and social performance of the companies in the portfolio, based on our rigorous criteria over the course of the past year.  While the global economy is not growing as quickly as some investors would like, corporate profits showed strong growth and this proved to be one of two main forces that drove the global stock market and the Portfolio 21 Global Equity Fund up by more than 19%.  Investors also became willing to pay more for earnings, and this was the second main driver of strong returns as price to earnings (P/E) multiples went up, especially for stocks in the United States.

				MSCI World	MSCI World
Performance		Retail	Institutional	Equity Index	Equity Index
as of June 30, 2013		(PORTX)	(PORIX)	(GTR)	(NTR)
1 Year	Return (%)	19.41	19.75	19.27	18.58
5 Year
Average Annual	Return (%)	2.85	3.15	3.30	2.70
10 Year
Average Annual	Return (%)	7.88	7.99	7.82	7.25
	Return (%)	4.68	4.99	3.57	3.05
	Standard
Since Inception	Deviation	17.37	17.38	16.47	16.47
Average Annual	Alpha	1.25	1.82	0.00	0.00
	Information
	Ratio	0.18	0.27	N/A	N/A
Gross Expense Ratio (%)*		1.47	1.17

*	Gross expense ratio is from the Fund’s prospectus dated January 20, 2013. Additional information pertaining to the Fund’s expense ratios as of June 30, 2013 can be found in the financial highlights.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-351-4115.

PORIX performance reflects a blend of retail class shares (PORTX) and institutional class shares (PORIX) adjusted to reflect institutional class (PORIX) fees.  PORTX performance is used from fund inception date, 9/30/99, until the launch of PORIX on 3/30/07.  PORIX performance is used from 3/30/07 to date.

One aspect of corporate fundamentals stands out as a symbol of what we see throughout the global economy:  sales growth has slowed quite a bit compared with one year ago.  The sales growth of the companies in the MSCI World Equity Index was 1.18% for the year ended June 30, 2013; a year ago that figure was 11.34% (see page 8).  Despite the slowdown in sales growth, investor expectations for the rate of corporate earnings growth, as represented by the MSCI World Equity Index “EPS Estimated Long Term Growth figure” on page 8, has remained the same year over year at about 11%.  In our view, the global economy is growing at a slow and uneven pace, and in order to produce strong growth in earnings it is very important for companies to operate efficiently in every respect.

The concept of doing more with less is at once simple for our shareowners, and those of us at Portfolio 21 Global Equity Fund, to understand; it is also an important and complex business challenge for companies throughout the world to master in order to do well in the economic conditions of this era.  Portfolio 21 Global Equity Fund has always sought out companies with wise methods for efficient use of resources and leading environmental policies and practices.  As the global economy seems to be settling into a period of slow and uneven growth, we see more and more companies attempting to excel at efficiency.  Also, society is showing a clear desire for companies to perform in an ever more environmentally responsible manner.  Today, most large companies tell a good story in terms of their efficiency, environmental, and labor practices.  However, Portfolio 21 Global Equity Fund’s Research Analysts continue to find significant differences between companies in similar businesses, as well as between the image a company may portray and the reality of its performance.

During the twelve months ended June 30, 2013 our Research Analysts conducted in-depth research on 57 companies (each of which looked excellent on paper), yet only 31 ultimately made it through our environmental, social, and governance (ESG) due diligence to be approved for potential purchase in the Fund, leaving a rejection rate of 46%.

Research Trip to Southeast Asia

In our search for leading companies, based on our ESG, financial quality, and earnings growth criteria, members of our team travel in the U.S. and abroad to meet with and engage directly with companies.  These site visits are a key aspect of Portfolio 21 Global Equity Fund’s research process.  We strongly believe that meeting with company representatives, especially in countries outside of the United States, allows us to glean a deeper understanding of the socio-economic trends, governmental policies, and business culture.  Moreover, it provides an opportunity for direct company engagement.

With a keen interest in Asian equity investments, coupled with concerns surrounding governance standards and supply chain issues, in May the research team spent two weeks in Asia visiting companies, along with ESG research providers and non-governmental organizations.  Portfolio 21 Global Equity Fund’s team traveled to Singapore, Hong Kong, and South Korea to meet with company representatives in a wide range of industries, including telecommunications, finance, and environmental technologies.  The team was surprised that three of the five South Korean companies said Portfolio 21 Global Equity Fund was the first foreign investor to request and be granted face to face investor meetings.  Portfolio 21 Global Equity Fund’s team also sought to deepen its understanding of the environmental regulations, social inequities, and governance challenges of the regions through new relationships with several organizations, including ASrIA (Association for Sustainable and Responsible Investment in Asia), Sustinvest, and KoreaCSR.  As a result of information gained from the trip, DGB Financial Group was added to the Fund and existing holding MTR Corp. was sold.

New Holding:  DGB Financial Group

DGB Financial Group (DGB) is a bank holding company in South Korea, and nearly all of its revenue is derived from its flagship Daegu Bank.  We see Daegu Bank as a large community bank and believe the strength of DGB lies in its deep connections to its region.  The Bank’s core mission is to “realize co-prosperity with small businesses and provide total financial care to local residents.”  DGB is a shareholder-centric company with a higher growth rate and return on equity (ROE) than its regional and national competitors.  DGB has operated in the Daegu region for 45 years and has an informational advantage in lending, due to its deep customer knowledge.  It also has trust advantage with depositors due to its 250 branches (vs. 10 for its nearest competitor).  DGB’s corporate lending is focused on small and medium enterprises, which are currently receiving government support.  This helps the companies avoid the restructurings that plague larger Korean corporations.  DGB has seen stabilization in its net interest margin, as well as weakening of loan competition.  These factors, added to the steps the company took to upgrade risk management coming out of the financial crisis, have DGB in a strong competitive position.  Moreover, the company’s incorporation of ESG criteria in its credit evaluation, green banking products, and strong environmental management system represent current global best practices and further the company’s competitive advantage.

Divestment:  MTR Corp.

MTR Corp. (MTR) provides railway services in Hong Kong and into the mainland of China.  The company has been a long-time holding of the Fund and solid performer, both financially and environmentally.  However, we discovered on our company visit in Hong Kong that MTR is caught in somewhat of a bind.  The public believes MTR’s fares are too high.  This opinion led the government to deny a previously agreed upon fare increase request.  The relationship between minority shareholders, the company, and the government is probably going to get messier.  Furthermore, there is a good possibility the company will be bought back by the government and this buy-back will likely not be made at a premium.  After our site visit with MTR we concluded that the growth path for the company is much less clear than previously perceived and subsequently divested our position.

Other Recent Divestments

Two Fund holdings made or foreshadowed business moves into fossil fuel production and both companies were divested.

Scottish and Southern Energy (SSE), one of the UK’s top energy suppliers and distributors, was added to Portfolio 21 Global Equity Fund’s Strategy in 2009, based, in part, on the company’s recognition that against the backdrop of volatile fossil fuel prices and increasing climate change concerns, renewable energy sources are necessary.  Moreover, the company had committed to more than doubling its renewable energy capacity by 2013 from 2008 levels.  However, in April 2013 SSE announced the acquisition from BP of a 50% working interest in the Sean gas field in the Southern North Sea.  In the announcement, SSE states that it is “proactively seeking new opportunities to increase our presence in the upstream gas sector where assets can be acquired for a fair price...”  As a result of this acquisition, SSE no longer meets Portfolio 21 Global Equity Fund’s Fossil Fuel screen and was divested.

In 2008, after members of Portfolio 21 Global Equity Fund’s research team visited Cosan Ltd., a leading sugarcane ethanol and sugar producer in Brazil, the company was added to the Fund.  Cosan provided us with a unique investment opportunity in the alternative fuels sector as sugarcane ethanol has a high positive net energy.  In fact, sugarcane ethanol is seven times more efficient than corn ethanol.  However in June 2013, Cosan’s founder and Chairman, Rubens Ometto announced that the company “aims to invest in oil production in the long term.”  This shift in business strategy raised the company’s environmental, social, and governance risk profile and resulted in divestment.

Energy Efficiency

Portfolio 21 Global Equity Fund considers energy efficiency the most cost effective way to reduce energy use and greenhouse gas emissions.  Our analysis of every company considered for the Fund includes an in-depth review of the company’s energy efficiency strategies and goals.  We seek to invest in companies that demonstrate a depth of knowledge in these areas, such as Atlas Copco AB, which designs and develops industrial and construction equipment and products that assist its customers to achieve greater energy efficiency.  Or East Japan Railway Co., which continuously dedicates research and development dollars to improve the energy efficiency of its railcars to further reduce the carbon dioxide emissions generated from rail transport.  The significance of energy efficiency is unwavering; with today’s global economy improving at slow to moderate pace, energy efficiency continues to assist companies in meeting their environmental, and in many cases financial, targets.

To better anticipate future developments in the field of energy efficiency, one of Portfolio 21 Global Equity Fund’s Senior Research Analysts attended the

University of California Santa Barbara Summit on Energy Efficiency.  Steven Chu, U.S. Secretary of Energy 2009-2013, was the keynote speaker and highlighted the importance of focusing research on high strength, lightweight materials for transportation, as well as energy storage materials for batteries.  Through ongoing research and development of new materials and manufacturing methods, Chu believes the price of large batteries will decrease fourfold in the next four years.  In fact, many conference attendees represented academic institutions at work on projects like increasing energy density of batteries, or designing innovative batteries with low-cost materials.  Conference sessions explored topics such as technological developments that will enable more efficient, economical, and reliable energy storage; minimizing energy loss in electronics; and innovations in solid-state lighting.

Examples of Efficiency and Environmental Excellence within Current Fund Holdings

In the second quarter, Portfolio 21 Global Equity Fund established a position in Klabin SA.  Headquartered in Sao Paulo, Brazil, Klabin SA produces paper, packaging paper and board, corrugated boxes, industrial sacks, and timber in logs for saw mills and veneer plants.  The company’s products may not seem overtly green, but its supply chain management exemplifies industry best practices.  All of Klabin’s forestland is certified by the Forest Stewardship Council (FSC).  Portfolio 21 Global Equity Fund values this forest certification program over others because FSC has the most rigorous and consistent chain of custody program in the world.  In 1998, Klabin SA was the first company in the Southern Hemisphere to be granted FSC certification and it is among very few companies in the industry to have chain of custody certification for its operations, product, and supply chain.  In addition, Klabin SA is a pioneer in FSC certification of the management and chain of custody for non-wood products, such as medicinal plants, phytotherapy, and phytocosmetic products.

Ormat Technologies, Inc. (Reno, NV, United States) has been a holding in the Fund since 2005.  Ormat Technologies, Inc. is the largest pure-play geothermal energy company in the world.  According to the Union of Concerned Scientists, geothermal power has a very low global warming impact (5% of that emitted by a coal- or oil-fired power plant for the same electrical output).  And while geothermal energy will continue to account for the majority of the company’s total generation capacity, in recent years the company has been diversifying into solar energy technologies.  Ormat Technologies, Inc. announced in July 2013 that it is building a 10.8 megawatt solar farm in California, which will generate about 24,500 megawatt hours of power per year.

SAP AG, a software company based in Walldorf, Germany, was added to the Fund in the first quarter of 2013.  SAP AG serves a variety of industries, including utilities, oil and gas, banking, healthcare, telecommunications, mining, construction, automotive, airlines, aerospace and defense, and media.  Although we consider some of these industries environmentally questionable,

SAP AG offers a host of software solutions that enable the monitoring and evaluation of its customers’ environmental impacts and initiatives.  These software applications allow SAP’s clients to, for example, ensure compliance with environmental regulations (e.g., WEEE and REACH), record and track carbon emissions, design supply chains with a focus on efficiency and reduced emissions, and provide a life-cycle view of a product.  SAP AG has been, and continues to be, a leader in Enterprise Resource Planning software, however, its growth opportunities in that space were becoming limited.  The company has taken positive steps to invigorate growth and diversify its offerings.  Through acquisition and in-house development, SAP AG has focused on the areas where growth is expected to be greatest over the next 3-5 years:  big data analysis, cloud-base software/platforms, and mobile computing.  We feel the company has carved out a lead in these areas and is in position to gain share and increase margins in accelerating markets.

IPG Photonics Corp. (Oxford, MA, United States) is a pioneer and world leader in high-power fiber lasers and amplifiers, which are able to cut many types of materials using a fraction of the energy of traditional cutting methods.  Fiber lasers are displacing traditional lasers due to superior performance, longer life and reliability, higher efficiency, and precise beam qualities.  The company’s vertically integrated manufacturing provides significant competitive advantages in terms of cost, quality, and protection of intellectual property.  IPG Photonics Corp.’s high volume production levels of pump diode, proprietary processes, and unique chip and package designs allow for increased yields and lower component costs, while assuring higher quality and shorter lead times.  IPG Photonics Corp. is focused on expanding its product portfolio and developing integrated laser systems to address new applications and markets.

Ansys, Inc. (Canonsburg, PA, United States) makes computer software and systems that are used to perform engineering simulation.  Years ago, engineers had to build prototypes of industrial equipment, machines, and technical devices in order to compare and test different designs.  Today, much of this work is done with computers using the software and systems offered by Ansys, Inc.  Safety, energy efficiency, and cost are issues across the many industries Ansys, Inc. serves.  Being able to simulate performance of products before getting too far along in the design process helps companies avoid costly do-overs.  Strategic mergers and acquisitions and consistently high research and development spending has allowed the company to offer capabilities in all major Computer Aided Engineering areas, brought together under its Workbench platform.  We believe the company has strong margins, a balance sheet that allows for further strategic acquisitions, and a long, clear growth runway.

Darling International, Inc. (Irving, TX, United States) collects and recycles the waste from animal processing facilities, used restaurant cooking oil, and grease from restaurant grease traps.  Historically, Darling International, Inc. has processed this waste material into finished products, such as tallow and yellow grease, which is a business model that will continue to serve the company and its shareholders well as environmental pressures escalate.  Darling International, Inc. also has a recent joint venture with Valero, known as Diamond Green Diesel (DGD), in which Darling International, Inc. manufactures biodiesel from the waste products it collects and Valero markets the biodiesel at the pump.  Global biofuel mandates should drive market demand for product.  DGD also presents a significant margin opportunity as it creates a new market for Darling International, Inc.’s feed stocks.

Portfolio Fundamentals

Portfolio 21 Global Equity Fund seeks to own companies that are global leaders in their environmental, social, and governance practices.  We also want to own companies that have superior business fundamentals when compared with their peers, as our goal is to deliver attractive risk-adjusted returns to our shareowners.  The table below provides selected fundamental data points for the Fund and the global equity market as of June 30, 2013, compared with one year ago.  Two main themes emerge from this information, one regarding the quality and valuation of the portfolio, and another regarding the year over year comparison.

	Portfolio 21 Global		MSCI World
	Equity Fund		Equity Index
	6/30/12	6/30/13	6/30/12	6/30/13
Growth measures:
EPS – 5 Year Geometric
Growth (Latest Filing)	8.04%	8.61%	6.80%	5.76%
EPS – Estimated Long Term Growth	11.47%	11.55%	10.90%	11.22%
Last 12 months Sales Growth	14.24%	5.78%	11.34%	1.18%
Profitability measures:
5 Year Average Return
On Equity (Latest Filing)	25.93%	24.34%	21.96%	18.54%
Estimated ROE (Forward 12 Months)	23.95%	23.54%	20.20%	19.52%
Profit margin (Trailing 12 Months)	11.44%	12.78%	6.66%	6.30%
Valuation measures:
5 Year Average P/E Ratio	18.12	17.97	17.89	18.37
Current P/E Ratio (Trailing 12 Months)	15.15	18.47	13.77	16.39
Estimated P/E Ratio (Forward 12 Months)	12.35	14.41	11.46	13.16

This is not a forecast of the Fund’s future performance.  Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

The Portfolio 21 Global Equity Fund has superior fundamentals relative to the global equity market:  better profitability, stronger sales growth, and better earnings growth.  We have paid a modest premium to the market for these better fundamentals, which seems quite reasonable to us.  When we consider the excellent environmental, social, and governance practices of the companies in the Fund, we are pleased with the combination at this price.

For both the Fund and the market, sales growth has slowed year over year but expectation for future earnings growth has held steady and stocks have become more expensive.  Investors have become willing to pay a higher price for earnings, reflected in the increased P/E multiples.  Investors are a bit more confident in terms of future corporate performance than they were a year ago, despite the uneven performance of the global economy.  We are mindful of this situation and expect equity prices to become more expensive in the near term.  Our disciplined approach will keep the portfolio invested in what we consider to be the highest quality companies worldwide, which we believe deserve the modest premium price they currently command.

We appreciate your shareownership and thank you for the opportunity to serve your investment needs.

Sincerely,

The Portfolio 21 Global Equity Fund Investment Management Team

John Streur	Jim Madden	Tony Tursich
President	Chief Investment Officer	Senior Portfolio Manager

Beth Williamson	Emily Lethenstrom
Senior Research Analyst	Senior Research Analyst

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Portfolio 21 Global Equity Fund invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.  These risks are enhanced in emerging markets.  The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.  The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following Annual report for the Fund’s holdings as of June 30, 2013.

Current and future portfolio holdings are subject to risk.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  An investment cannot be made directly in an index.  Gross total return (GTR) indices reinvest as much as possible of a company’s dividend distributions.  The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company.  Gross total return indices do not, however, include any tax credits.  Net total return (NTR) indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.  Earnings Per Share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.  Five Year Geometric Growth is the estimated compounded annual growth rate of earnings per share over the past five years.  Estimated Long Term Growth is the current estimated compounded annual growth rate of earnings per share over the company’s next full business cycle (typically 3-5 years).  Return on Equity (ROE) is the amount, expressed as a percentage, earned on a company’s common stock investment for a given period.  Standard deviation is applied to the annual rate of return of an investment to measure the investment’s volatility.  Standard deviation is also known as historical volatility and is used by investors as a gauge for the amount of expected volatility.  Alpha is a measure of performance on a risk-adjusted basis.  Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.  The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.  Information Ratio is a ratio of portfolio returns above the returns of a benchmark (usually an index) to the volatility of those returns.  The information ratio (IR) measures a portfolio manager’s ability to generate excess returns relative to a benchmark.

The SEC does not approve or disapprove of these securities.

The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21 Global Equity Fund

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2013 (Unaudited)

	Portfolio Holdings	Percent of Net Assets

Belgium	$3,258,186	0.8%
Brazil	17,614,526	4.2%
Canada	12,524,684	3.0%
Denmark	25,405,282	6.1%
France	20,942,475	5.0%
Germany	6,572,038	1.6%
Hong Kong	5,696,270	1.4%
Ireland	12,682,420	3.0%
Japan	7,004,929	1.7%
Netherlands	10,016,730	2.4%
Portugal	5,269,108	1.2%
South Korea	13,074,224	3.1%
Spain	5,498,705	1.3%
Sweden	26,162,272	6.2%
Switzerland	31,188,675	7.5%
Taiwan	5,496,000	1.3%
United Kingdom	7,867,149	1.9%
United States	227,002,463	54.3%
Liabilities in Excess
of Other Assets:	(25,199,598)	-6.0%
Total	$418,076,538	100.0%

EXPENSE EXAMPLE For the Six Months Ended June 30, 2013 (Unaudited)

As a shareholder of Portfolio 21 Global Equity (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/13 –6/30/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, distribution fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/13	6/30/13	1/1/13 – 6/30/13*
Portfolio 21 –
Global Equity Fund
Retail Class Actual	$1,000	$1,066.40	$7.28
Hypothetical (5% annual
return before expenses)	$1,000	$1,017.75	$7.10

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/13	6/30/13	1/1/13 – 6/30/13*
Portfolio 21 –
Global Equity Fund
Institutional
Class Actual	$1,000	$1,067.80	$5.79
Hypothetical (5% annual
return before expenses)	$1,000	$1,019.19	$5.66

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.42% for Retail Class shares and 1.13% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Portfolio 21 Global Equity Fund – Retail Class
Value of $10,000 vs MSCI World Index and S&P 500® Index

Average Annual Returns for the periods ended June 30, 2013

	1 Year	5 Year	10 Year
Portfolio 21 Global Equity Fund –
Retail Class	19.41%	2.85%	7.88%
MSCI World Index	19.27%	3.30%	7.82%
S&P® 500 Index	20.60%	7.01%	7.30%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2003, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

Portfolio 21 Global Equity Fund – Institutional Class
Value of $1,000,000 vs MSCI World Index and S&P 500® Index

Average Annual Returns for the periods ended June 30, 2013

				Since
				Inception
	1 Year	3 Year	5 Year	3/30/2007
Portfolio 21 Global Equity Fund –
Institutional Class	19.75%	11.25%	3.15%	1.80%
MSCI World Index	19.27%	14.36%	3.30%	1.94%
S&P® 500 Index	20.60%	18.45%	7.01%	4.23%

This chart illustrates the performance of a hypothetical $1 million investment made on March 30, 2007, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2013

Shares		Value

COMMON STOCKS: 95.2%

Automobiles & Components: 2.3%
59,000	Deere & Co.
	(United States)#	$4,793,750
130,000	Johnson
	Controls, Inc.
	(United States)	4,652,700
		9,446,450
Banks: 3.1%
266,050	DGB
	Financial Group
	(South Korea)	3,616,099
450,000	New Resource Bank
	(United States)
	(a)(b)	2,227,500
88,000	The Toronto
	Dominion Bank
	(Canada)	7,067,947
		12,911,546
Capital Goods: 7.3%
542,701	Ameresco, Inc.
	(United States) (a)	4,889,736
240,000	Atlas Copco AB –
	Class A (Sweden)	5,784,439
102,000	Eaton Corp.
	PLC (Ireland)	6,712,620
60,000	Schneider Electric
	SA (France)	4,357,580
213,300	SKF AB –
	Class B (Sweden)	4,997,007
80,000	Tennant Co.
	(United States)	3,861,600
		30,602,982
Commercial Services & Supplies: 3.7%
50,000	IHS, Inc.
	(United States) (a)	5,219,000
80,000	Intertek Group
	(United Kingdom)	3,556,149
165,000	Waste Management,
	Inc. (United States)	6,654,450
		15,429,599
Communications Equipment: 1.6%
600,000	Ericsson (Sweden)	6,803,897

Computers & Peripherals: 2.8%
12,800	Apple, Inc.
	(United States)	5,069,824
90,000	SAP AG (Germany)	6,572,038
		11,641,862
Construction & Engineering: 1.6%
250,000	Quanta Services, Inc.
	(United States) (a)	6,615,000

Consumer Durables & Supplies: 1.5%
237,481	Koninklijke Philips
	Electronics NV
	(Netherlands)	6,473,961

Diversified Financial Services: 1.6%
37,000	Intercontinental-
	Exchange, Inc.
	(United States) (a)#	6,577,120

Electrical Equipment: 1.1%
128,660	Generac
	Holdings, Inc.
	(United States)	4,761,706

Food & Staples Retailing: 1.3%
250,000	Jeronimo Martins,
	SGPS, S.A.
	(Portugal)	5,269,108

Food, Beverage & Tobacco: 2.0%
65,000	Danone (France)	4,892,419
90,000	Unilever PLC
	(Netherlands)	3,542,769
		8,435,188
Food Manufacturing: 1.1%
250,000	Darling
	International, Inc.
	(United States) (a)	4,665,000

Health Care Equipment & Services: 3.8%
140,000	Baxter
	International, Inc.
	(United States)	9,697,800
95,000	Covidien PLC
	(Ireland)	5,969,800
		15,667,600

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2013, Continued

Shares		Value

Household & Personal Products: 1.3%
250,000	Natura Cosmeticos
	SA (Brazil)	$5,467,542

Insurance: 1.9%
175,000	Metlife, Inc.
	(United States)	8,008,000

Internet Software & Services: 1.6%
130,000	eBay, Inc.
	(United States) (a)	6,723,600

Machinery: 0.8%
120,000	Xylem, Inc.
	(United States)	3,232,800

Materials: 7.1%
235,000	Novozymes A/S –
	Class B (Denmark)	7,527,101
110,000	Nucor Corp.
	(United States)	4,765,200
50,000	Praxair, Inc.
	(United States)	5,758,000
342,000	Svenska Cellulosa
	AB – Class B
	(Sweden)	8,576,928
78,464	Umicore (Belgium)	3,258,186
		29,885,415
Personal Products: 1.4%
35,000	L’oreal (France)	5,753,425

Pharmaceuticals & Biotechnology: 13.3%
160,000	Novartis AG
	(Switzerland)	11,332,888
115,000	Novo-Nordisk A/S
	(Denmark)	17,878,181
80,000	Roche Holdings AG
	(Switzerland)	19,855,788
65,000	Waters Corp.
	(United States) (a)	6,503,250
		55,570,107
Real Estate: 3.1%
75,000	Jones Lang Lasalle,
	Inc. (United States)	6,835,500
25,500	Unibail-Rodamco
	SE-REIT (France)	5,939,052
		12,774,552
Retailing: 4.3%
116,000	Nike, Inc.
	(United States)	7,386,880
105,000	The TJX
	Companies, Inc.
	(United States)	5,256,300
45,000	Tractor Supply Co.
	(United States)	5,292,450
		17,935,630
Semiconductors & Semiconductor
Equipment: 4.6%
70,000	IPG Photonics Corp.
	(United States)#	4,251,100
8,092	Samsung Electronic
	Co. Ltd.
	(South Korea)	9,458,126
300,000	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. SA –
	ADR (Taiwan)#	5,496,000
		19,205,226
Software & Services: 8.2%
115,000	Adobe Systems, Inc.
	(United States) (a)	5,239,400
80,000	Ansys, Inc.
	(United States) (a)	5,848,000
26,500	Google, Inc.
	(United States) (a)	23,329,805
		34,417,205
Technology Hardware & Equipment: 3.9%
300,000	Cisco Systems, Inc.
	(United States)	7,293,000
115,000	Itron, Inc.
	(United States) (a)	4,879,450
115,000	NetApp, Inc.
	(United States) (a)	4,344,700
		16,517,150
Telecommunication Services: 2.4%
550,000	China Mobile Ltd.
	(Hong Kong)	5,696,270

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2013, Continued

Shares		Value

Telecommunication
Services: 2.4% (Continued)
150,000	Vodafone Group
	PLC – ADR
	(United Kingdom)	$4,311,000
		10,007,270
Transportation: 3.0%
45,000	Canadian Pacific
	Railway Ltd.
	(Canada)	5,456,737
90,000	East Japan Railway
	Co. (Japan)	7,004,929
		12,461,666
Utilities: 3.5%
50,000	ITC Holdings Corp.
	(United States)	4,565,000
200,000	Ormat Technologies,
	Inc. (United States)	4,704,000
100,000	Red Electrica
	Corporacion SA
	(Spain)	5,498,705
		14,767,705
TOTAL COMMON STOCKS
(Cost $289,024,258)		398,028,312

PREFERRED STOCKS: 2.9%
Banks: 1.8%
575,000	Banco Bradesco
	SA (Brazil)#	7,480,750

Materials: 1.1%
950,000	Klabin SA (Brazil)	4,666,233

TOTAL PREFERRED STOCKS
(Cost $14,734,766)		12,146,983

SHORT-TERM INVESTMENT: 4.0%

Money Market Fund: 4.0%
16,649,851	Fidelity Money
	Market Portfolio –
	Select Class,
	0.030%^	16,649,851
TOTAL SHORT-TERM INVESTMENT
(Cost $16,649,851)		16,649,851

INVESTMENT PURCHASED WITH
CASH PROCEEDS FROM
SECURITIES LENDING: 3.9%

Money Market Fund: 3.9%
16,450,990	First American Prime
	Obligations Fund –
	Class Z, 0.00%^	16,450,990

TOTAL INVESTMENT PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $16,450,990)		16,450,990

TOTAL INVESTMENTS
IN SECURITIES: 106.0%
(Cost $336,859,865)		443,276,136
Liabilities in Excess
of Other Assets: (6.0)%		(25,199,598)
TOTAL NET ASSETS: 100.0%		$418,076,538

(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of June 30, 2013 the total market value of securities considered illiquid was $2,227,500 or 0.5% of net assets.
#	This security or a portion of this security was out on loan at June 30, 2013. Total loaned securities had a market value of $15,742,031 at June 30, 2013.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
^	Seven-day yield as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2013 (Unaudited), Continued

Percent
of Total
Country	Net Assets
Belgium	0.8%
Brazil	4.2%
Canada	3.0%
Denmark	6.1%
France	5.0%
Germany	1.6%
Hong Kong	1.4%
Ireland	3.0%
Japan	1.7%
Netherlands	2.4%
Portugal	1.2%
South Korea	3.1%
Spain	1.3%
Sweden	6.2%
Switzerland	7.5%
Taiwan	1.3%
United Kingdom	1.9%
United States	54.3%
Liabilities in Excess
of Other Assets:	-6.0%
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2013

ASSETS
Investments in securities, at value (Cost $336,859,865)*	$443,276,136
Cash	6,649
Receivables:
Dividends and interest	889,667
Fund shares sold	345,855
Prepaid expenses	13,721
Total assets	444,532,028

LIABILITIES
Payables:
Payable for collateral received for securities loaned	16,450,990
Payable for securities purchased	8,777,668
Payable for currency translation	6,663
Fund shares redeemed	564,922
Investment advisory fees	330,056
Administration fees	34,266
Custody fees	21,118
Fund accounting fees	14,273
Distribution fees	174,422
Transfer agent fees	36,194
Chief Compliance Officer fees	2,171
Trustee fees	3,447
Other accrued expenses	39,300
Total liabilities	26,455,490
NET ASSETS	$418,076,538

COMPONENTS OF NET ASSETS
Paid-in capital	$332,076,357
Undistributed net investment income	1,933,640
Accumulated net realized loss on investments and
foreign currency transactions	(22,347,090)
Net unrealized appreciation on investments	106,416,271
Net unrealized depreciation on foreign currency
and translation of other assets and liabilities in foreign currency	(2,640)
Net assets	$418,076,538
* Market value of securities on loan	$15,742,031
Retail Class:
Net Assets	$273,136,950
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,632,022
Net asset value, offering price, and redemption price per share	$35.79
Institutional Class:
Net Assets	$144,939,588
Shares issued and outstanding
(unlimited number of shares authorized without par value)	4,055,012
Net asset value, offering price, and redemption price per share	$35.74

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF OPERATIONS For the year ended June 30, 2013

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $773,298)	$8,808,999
Interest	9,497
Income from securities lending	506
Total investment income	8,819,002

EXPENSES
Investment advisory fees	3,773,137
Distribution fees – Retail Class	650,334
Transfer agent fees	250,149
Administration fees	214,170
Custody fees	120,721
Fund accounting fees	90,541
Registration fees	66,086
Reports to shareholders	43,016
Miscellaneous expenses	37,350
Audit fees	22,567
Legal fees	15,452
Chief Compliance Officer fees	12,252
Trustee fees	7,612
Insurance expense	214
Total expenses	5,303,601
Net investment income	3,515,401

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	22,626,775
Change in net unrealized appreciation on investments	42,958,896
Change in net unrealized appreciation of translation
of other assets and liabilities in foreign currency	19,681
Net realized and unrealized gain on
investments and foreign currency transactions	65,605,352
Net increase in net assets
resulting from operations	$69,120,753

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,515,401	$3,871,815
Net realized gain (loss) on investments and
foreign currency transactions	22,626,775	(22,579,699)
Change in net unrealized
appreciation (depreciation) on
investments and foreign currency	42,958,896	(23,407,312)
Change in net unrealized appreciation
(depreciation) of translation of other
assets and liabilities in foreign currency	19,681	(75,006)
Net increase (decrease) in net assets
resulting from operations	69,120,753	(42,190,202)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(2,511,860)	(1,866,735)
Institutional Class	(1,680,000)	(1,670,940)
Total distributions to shareholders	(4,191,860)	(3,537,675)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding
shares – Retail Class (a)	(4,852,774)	(439,392)
Net decrease in net assets derived
from net change in outstanding
shares – Institutional Class (c)	(9,776,991)	(25,483,711)
Total decrease in net assets from
capital share transactions	(14,629,765)	(25,923,103)
Total increase (decrease) in net assets	50,299,128	(71,650,980)

NET ASSETS
Beginning of year	367,777,410	439,428,390
End of year	$418,076,538	$367,777,410
Undistributed net investment income	$1,933,640	$2,685,879

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30,		June 30,
	2013		2012
	Shares	Value	Shares	Value
Shares sold	1,103,633	$37,889,642	1,640,536	$50,060,578
Shares issued in
reinvestment
of distributions	69,076	2,289,863	59,974	1,704,453
Shares redeemed (b)	(1,322,206)	(45,032,279)	(1,721,192)	(52,204,423)
Net decrease	(149,497)	$(4,852,774)	(20,682)	$(439,392)

(b)	Net of redemption fees of $4,390 and $22,870, respectively.
(c)	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30,		June 30,
	2013		2012
	Shares	Value	Shares	Value
Shares sold	820,501	$28,070,281	1,068,186	$32,187,975
Shares issued in
reinvestment
of distributions	40,515	1,339,422	46,774	1,325,571
Shares redeemed (d)	(1,181,620)	(39,186,694)	(1,992,956)	(58,997,257)
Net decrease	(320,604)	$(9,776,991)	(877,996)	$(25,483,711)

(d)	Net of redemption fees of $310 and $10, respectively.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Retail Class

	Year Ended June 30,
	2013	2012	2011	2010	2009
Net asset value,
beginning of year	$30.27	$33.67	$26.83	$24.71	$32.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.27 *	0.25 *	0.20	0.14	0.18
Net realized and unrealized
gain (loss) on investments	5.58	(3.41)	6.80	2.14	(7.64)
Total from investment operations	5.85	(3.16)	7.00	2.28	(7.46)

LESS DISTRIBUTIONS:
From net investment income	(0.33)	(0.24)	(0.16)	(0.16)	(0.37)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.33)	(0.24)	(0.16)	(0.16)	(0.39)
Paid-in capital from
redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$35.79	$30.27	$33.67	$26.83	$24.71
Total return	19.41%	(9.34)%	26.12%	9.19%	(22.78)%

SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$273.1	$235.5	$262.7	$192.2	$155.8
Portfolio turnover rate	27%	28%	8%	10%	13%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.44%	1.46%	1.45%	1.48%	1.51%
After fees waived/recouped
and expenses absorbed	1.44%	1.46%	1.46%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.78%	0.83%	0.67%	0.57%	0.86%
After fees waived/recouped
and expenses absorbed	0.78%	0.83%	0.66%	0.55%	0.87%

*	Average shares method.
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Institutional Class

	Year Ended June 30,
	2013	2012	2011	2010	2009
Net asset value,
beginning of year	$30.23	$33.64	$26.80	$24.67	$32.59

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.36 *	0.37 *	0.30	0.23	0.38
Net realized and unrealized
gain (loss) on investments	5.58	(3.45)	6.79	2.13	(7.78)
Total from investment operations	5.94	(3.08)	7.09	2.36	(7.40)

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.33)	(0.25)	(0.23)	(0.50)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.43)	(0.33)	(0.25)	(0.23)	(0.52)
Paid-in capital from
redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$35.74	$30.23	$33.64	$26.80	$24.67
Total return	19.75%	(9.09)%	26.49%	9.51%	(22.57)%

SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$144.9	$132.3	$176.7	$117.1	$96.5
Portfolio turnover rate	27%	28%	8%	10%	13%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.14%	1.16%	1.15%	1.18%	1.21%
After fees waived and
expenses absorbed	1.14%	1.16%	1.16%	1.20%	1.20%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.08%	1.21%	1.00%	0.87%	1.21%
After fees waived and
expenses absorbed	1.08%	1.21%	0.99%	0.85%	1.22%

*	Average shares method.
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution and Sub-Transfer Agent fees.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund.  As of June 30, 2013, the Fund did not hold fair valued securities other than securities fair valued by FVIS.

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  U.S. Generally Accepted Accounting Principles establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds has the ability to access.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the transfers between the levels of the Fund’s assets and liabilities.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013. See the Schedule of Investments for industry breakouts:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$17,935,630	$5,753,425	$—	$23,689,055
Consumer Staples	10,132,542	13,704,296	—	23,836,838
Financials	30,716,067	9,555,150	—	40,271,217
Health Care	22,170,850	56,593,957	—	78,764,807
Industrials	56,850,100	32,174,065	—	89,024,165
Information Technology	72,474,879	22,834,062	—	95,308,941
Materials	10,523,200	11,835,114	—	22,358,314
Telecommunication Services	4,311,000	5,696,270	—	10,007,270
Utilities	9,269,000	5,498,705	—	14,767,705
Total Common Stocks	234,383,268	163,645,044	—	398,028,312
Preferred Stocks	12,146,983	—	—	12,146,983
Short-Term Investment	16,649,851	—	—	16,649,851
Investment Purchased
With Cash Proceeds
from Securities Lending	16,450,990	—	—	16,450,990
Total Investments
in Securities	$279,631,092	$163,645,044	$—	$443,276,136

No transfers were made into or out of Level 3 as of June 30, 2013.

Transfers into Level 2	$6,473,961
Transfers out of Level 2	(2,227,500)
Net transfers in and/or out of Level 2	$4,246,461
Transfers into Level 1	$2,227,500
Transfers out of Level 1	(6,473,961)
Net transfers in and/or out of Level 1	$(4,246,461)

Transfers were made into Level 1 from Level 2 as the security traded on a securities exchange on June 30, 2013.
Transfers were made into Level 2 from Level 1 due to the use of FVIS pricing model.
B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “registered investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies the major tax jurisdictions as U.S. Federal and the State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted (U.S. GAAP) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2013, the following adjustments were made:

Accumulated Net Realized
Undistributed Net	Loss on Investments and
Investment Income	Foreign Currency Transactions
$(75,780)	$75,780

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

K.
Recent Issued Accounting Pronouncement.  In January, 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  As compensation for its services, for the fiscal year ended June 30, 2013, the Fund incurred $3,773,137 in advisory fees.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.  As of June 30, 2013, the Fund has recouped all available fees waived in prior years.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant and transfer agent.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the fiscal year ended June 30, 2013 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the fiscal year ended June 30, 2013, the Fund incurred $650,334 in distribution fees.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the fiscal year ended June 30, 2013, the Fund incurred $120,067 in Sub-Transfer Agent fees.

NOTE 4 – SECURITIES LENDING

The Fund may lend securities in its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Fund receives compensation in the form of fees and earns interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of June 30, 2013, the Fund had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the Custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of June 30, 2013, the market value of the securities on loan and payable on collateral due to broker were as follows:

Payable on
Market Value of	Collateral
Securities on Loan	Received
$15,742,031	$16,450,990

The Fund receives cash as collateral in return for securities lent as part of the securities lending program.  The collateral is invested in the First American Prime Obligations Fund – Class Z (a money market fund subject to Rule 2a-7

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

under the 1940 Act.) The Schedule of Investments for the Fund includes the particular cash collateral holding as of June 30, 2013.

The interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Fund’s Statements of Operations.  Fees and interest income earned on collateral investments and recognized by the Fund during the fiscal year ended June 30, 2013 for the Fund was $506.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended June 30, 2013, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $106,291,242 and $123,147,732, respectively.

There were no purchases or sales of long-term U.S. Government securities for the fiscal year ended June 30, 2013.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2013 and the year ended June 30, 2012 was as follows:

	June 30,2013	June 30,2012
Distributions paid from:
Ordinary income	$4,191,860	$3,537,675

As of June 30, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$337,463,918
Gross tax unrealized appreciation	115,186,542
Gross tax unrealized depreciation	(9,374,324)
Net unrealized appreciation	105,812,218
Undistributed ordinary income	2,537,693
Undistributed long-term capital gain	—
Total distributable earnings	2,537,693
Other accumulated gain/(loss)	(22,349,730)
Total accumulated gain/(loss)	$86,000,181

The difference between book and tax-basis unrealized appreciation is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013, Continued

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2013, the Fund had capital loss carryforwards available for federal income tax purposes of $7,588,130 which expire in 2017, $9,433,697 which expire in 2018 and $5,325,263 which expire in 2019.

Portfolio 21 Global Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Portfolio 21 and
The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21 Global Equity Fund (the “Fund”), a series of Professionally Managed Portfolios, as of June 30, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 28, 2013

Portfolio 21 Global Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly,	1	Director, PNC
(born 1943)	and	Term;	President, Talon		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	Industries, Inc.
Fund Services, LLC		May 1991.	(business consulting);
2020 E. Financial Way			formerly, Executive
Suite 100			Vice President and
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment
advisory and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The Univ. of
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way			(prior thereto Senior		School Fdn.
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial
Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

Portfolio 21 Global Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis(3)	Trustee	Indefinite	President and	1	None.
(born 1973)		Term;	Chief Operating
c/o U.S. Bancorp		Since	Officer, Direxion
Fund Services, LLC		September	Funds since 2013;
2020 E. Financial Way		2011.	formerly, Senior
Suite 100			Vice President,
Glendora, CA 91741			and Chief Financial
Officer (and other
positions), U.S.
Bancorp Fund
Services, LLC,
(1997-2013).

Carl A. Froebel	Trustee	Indefinite	Formerly President	1	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bancorp		Since	National Investor
Fund Services, LLC		May 1991.	Data Services, Inc.
2020 E. Financial Way			(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001;		Trustee, The
c/o U.S. Bancorp		Since	formerly, Executive		Managers
Fund Services, LLC		May 1991.	Vice President,		Funds; Trustee,
2020 E. Financial Way			Investment Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(mutual fund		Aston Funds;
			administrator).		Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Portfolio 21 Global Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance
Fund Services, LLC		March	Officer, U.S.
2020 E. Financial Way		2013.	Bancorp Fund
Suite 100	Secretary	Indefinite	Services, LLC,
Glendora, CA 91741		Term;	since July 2007.
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		April	LLC, Since 2005.
615 East Michigan St.		2013.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July 2011.	U.S. Bancorp Fund
615 East Michigan St.	Anti-	Indefinite	Services, LLC
Milwaukee, WI 53202	Money	Term;	since August 2004.
	Laundering	Since
	Officer	July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Prior to March 8, 2013, Mr. Falkeis was an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Portfolio 21 Global Equity Fund

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2013, Portfolio 21 Global Equity Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Belgium	0.0013	0.0086
Bermuda	0.0000	0.0048
Brazil	0.0023	0.0290
Canada	0.0030	0.0197
China	0.0021	0.0207
Denmark	0.0058	0.0385
France	0.0083	0.0558
Germany	0.0007	0.0049
Hong Kong	0.0000	0.0070
Ireland	0.0000	0.0142
Japan	0.0007	0.0095
Korea, Republic of	0.0011	0.0051
Netherlands	0.0045	0.0299
Portugal	0.0018	0.0120
Spain	0.0036	0.0243
Sweden	0.0130	0.0865
Switzerland	0.0130	0.0868
United Kingdom	0.0049	0.0693
United States	0.0000	0.2939

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from the net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2013 was 54%.

Portfolio 21 Global Equity Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  In addition, Portfolio 21 Global Equity Fund also discloses its complete  holdings and certain other portfolio characteristics on Portfolio 21 Global Equity Fund’s web site at www.Portfolio21.com generally on the first business day after each month-end.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.Portfolio21.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution).  We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Fund is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21 Global Equity Fund

PRIVACY NOTICE (Unaudited)

Portfolio 21 Global Equity Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing Portfolio 21 Global Equity Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of Portfolio 21 Global Equity Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 Global Equity Fund – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 Global Equity Fund – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Portfolio 21 Global Equity Fund

	FYE 6/30/2013	FYE 6/30/2012
Audit Fees	$20,700	$20,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Portfolio 21 Global Equity Fund

Non-Audit Related Fees	FYE 6/30/2013	FYE 6/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     August 23, 2013

By (Signature and Title)                      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     September 3, 2013

* Print the name and title of each signing officer under his or her signature.